Exhibit 10.2

AMENDMENT NO. 3 TO THE CREDIT AGREEMENT AND AMENDMENT NO. 1 TO THE GUARANTY

AMENDMENT NO. 3, dated as of February 19, 2013, by and among IMMUCOR, INC., a Georgia corporation (the “Borrower”), IVD INTERMEDIATE HOLDINGS B INC., a Delaware corporation (“Holdings”), the Subsidiary Guarantor, CITIGROUP GLOBAL MARKETS INC., J.P. MORGAN SECURITIES LLC AND UBS SECURITIES LLC (collectively, the “Lead Arrangers”), and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement, dated as of August 19, 2011 (as amended on August 21, 2012 and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Borrower, Holdings, Citibank, N.A., as administrative agent and as collateral agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties from time to time party thereto (“Amendment No. 3”); and AMENDMENT NO. 1, dated as of February 19, 2013, to the Guaranty, dated as of August 19, 2011 (the “Guaranty”), among Holdings, the other guarantors named therein and the Administrative Agent (“Amendment No. 1”, and together with Amendment No. 3, this “Amendment”).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement or the Guaranty, as applicable.

WHEREAS, Section 10.01 of the Credit Agreement permits amendment of the Credit Agreement with consent of the Administrative Agent, the Borrower and the Lenders providing the relevant replacement term loan tranche to permit the refinancing of all outstanding Term Loans of any Class with a replacement term loan tranche thereunder;

WHEREAS, pursuant to the second paragraph of Section 10.01 of the Credit Agreement, the Borrower desires to create a new Class of Term B-2 Loans under the Credit Agreement having identical terms with, having the same rights and obligations under the Loan Documents as and in the same aggregate principal amount as the Term B-1 Loans, as set forth in the Credit Agreement and Loan Documents, except as such terms are amended hereby;

WHEREAS, each Term Lender that executes and delivers a consent to this Amendment substantially in the form of Exhibit A hereto (a “Consent”) shall be deemed, upon effectiveness of this Amendment, to have exchanged all (or such lesser amount allocated to it by the Lead Arrangers) of its Term B-1 Loans for Term B-2 Loans, and such Lender shall thereafter become a Term B-2 Lender;

WHEREAS, pursuant to Section 10.01(c) of the Credit Agreement, the Borrower desires to amend the Credit Agreement to decrease the rate of interest applicable to the Revolving Credit Loans and each Revolving Credit Lender directly affected thereby has delivered a consent hereto;

WHEREAS, each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit B hereto (a “Joinder”) as an Additional Term B-2 Lender will make Additional Term B-2 Loans in the amount set forth on the signature page of such Person’s Joinder on the effective date of this Amendment to the Borrower, the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Non-Exchanged Term B-1 Loans;

WHEREAS, the Borrower shall pay to each Term Lender substantially concurrently with the effectiveness of this Amendment (i) all accrued and unpaid interest on its Term B-1 Loans to, but not including, the date of effectiveness of this Amendment, and (ii) a prepayment premium of 1.00% of the amount of Term B-1 Loans held by such Term Lender immediately prior to giving effect to this Amendment (and excluding, for the avoidance of doubt, any loans that may be incurred pursuant to Amendment No. 2) as contemplated by Section 2.05(a)(v) of the Credit Agreement;

WHEREAS, the Loan Parties and Required Lenders (after giving effect to the exchange of Term B-1 Loans into Term B-2 Loans and the borrowing of the Additional Term B-2 Loans) wish to make certain other amendments set forth in Section 2 below pursuant to amendments authorized by Section 10.01 of the Credit Agreement;

WHEREAS, Amendment No. 2 to the Credit Agreement, dated as of January 25, 2013 (as amended, restated, modified or supplemented from time to time, “Amendment No. 2”), among the Borrower, Holdings, the Subsidiary Guarantor, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and the Administrative Agent, together with any joinder to Amendment No. 2, will be amended and restated substantially contemporaneously with the execution of this Amendment and the amendments to the Credit Agreement set forth in Amendment No. 2 will become effective only after the Amendment No. 3 Effective Date;

WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Loan Parties desire to amend the Credit Agreement and the Guaranty to reflect changes to the Guaranteed Obligations thereunder of the respective Loan Parties;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.                      Amendments Relating to Term B-2 Loans and Revolving Credit Commitments.

Effective as of the Amendment No. 3 Effective Date, the Credit Agreement is hereby amended as follows (to the extent necessary to permit the borrowing of the Incremental Amount, such amendments are made with the consent of the Required Lenders after giving effect to the exchange of Term B-1 Loans into Term B-2 Loans and the borrowing of the Additional Term B-2 Loans excluding the Incremental Amount):

(a)           The Preamble of the Credit Agreement is hereby amended and restated by inserting the words “(as amended by Amendment No. 1 on August 21, 2012 and as further amended by Amendment No. 3 on February 19, 2013),” following the words “August 19, 2011”.

(b)           The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Additional Term B-2 Commitment” means, with respect to an Additional Term B-2 Lender, the commitment of such Additional Term B-2 Lender to make an Additional Term B-2 Loan on the Amendment No. 3 Effective Date, in the amount set forth on the joinder agreement of such Additional Term B-2 Lender to Amendment No. 3.  The aggregate amount of the Additional Term B-2 Commitments of all Additional Term B-2 Lenders on the Amendment No. 3 Effective Date shall equal (i) the outstanding aggregate principal amount of Non-Exchanged Term B-1 Loans plus (ii) $6,000,000 (the amount in this clause (ii), the “Incremental Amount”) in premium, accrued interest and related fees and expenses payable in connection with the replacement of the Term B-1 Loans (it being understood that the Incremental Amount shall not count towards the basket set forth in Section 2.14(a) of the Credit Agreement).

“Additional Term B-2 Lender” means a Person with an Additional Term B-2 Commitment to make Additional Term B-2 Loans to the Borrower on the Amendment No. 3 Effective Date, which for the avoidance of doubt may be an existing Term Lender.

“Additional Term B-2 Loan” means a Loan that is made pursuant to Section 2.01(d)(ii) of the Credit Agreement on the Amendment No. 3 Effective Date.

“Amendment No. 3” means Amendment No. 3 to this Agreement dated as of February 19, 2013.

“Amendment No. 3 Lead Arrangers” means Citigroup Global Markets Inc., JPMS and UBS Securities LLC, each in its capacity as a joint lead arranger under Amendment No. 3.

“Amendment No. 3 Effective Date” means February 19, 2013, the date on which all conditions precedent set forth in Section 4 of Amendment No. 3 are satisfied.

“Exchanged Term B-1 Loan” means each Term B-1 Loan (or portion thereof) as to which the Lender thereof has consented to exchange into an Exchange Term B-2 Loan and the Amendment No. 3 Lead Arrangers have allocated into an Exchange Term B-2 Loan.

“Exchange Term B-2 Commitment” means, with respect to a Term Lender, the agreement of such Term Lender to exchange the entire principal amount of its Term B-1 Loans (or such lesser amount allocated to it by the Amendment No. 3 Lead Arrangers) for an equal principal amount of Exchange Term B-2 Loans on the Amendment No. 3 Effective Date.

“Exchange Term B-2 Lender” means a Person with an Exchange Term B-2 Commitment to exchange Term B-1 Loans into Exchange Term B-2 Loans of the Borrower on the Amendment No. 3 Effective Date, which for the avoidance of doubt may be an existing Term Lender.

“Exchange Term B-2 Loan” means a Loan that is deemed made pursuant to Section 2.01(d)(i).

 “Incremental Amount” has the meaning given to such term in the definition of “Additional Term B-2 Commitment.”

 “Non-Exchanged Term B-1 Loan” means each Term B-1 Loan (or portion thereof) other than an Exchanged Term B-1 Loan.

“Term B-2 Loan” means any Exchange Term B-2 Loan or Additional Term B-2 Loan.

“Term B-2 Commitment” means any Exchange Term B-2 Commitment or Additional Term B-2 Commitment, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Term Lender pursuant to an Assignment and Assumption.

(c)             All references to “Term B-1 Loan” and “Term B-1 Commitment” in the Credit Agreement and the Loan Documents (other than in Sections 1 and 2 of this Amendment) shall be deemed to be references to “Term B-2 Loan” and “Term B-2 Commitment” respectively; provided that the foregoing shall not apply to any such references contained in (i) the introductory paragraphs to the Credit Agreement, (ii) the definition of “Transactions”, (iii) the definition of “Term B Commitment”, (iv) the definition of “Term B-1 Commitment”, (v) Section 2.01(a) and (vi) Section 2.06(b); provided, further that all references to “Term B-1 Loan” in Sections 2.09(c), 4.01(c), 10.07(b)(iii)(A)(iii) and in the definition of “Equity Contribution” in Section 1.01 of the Credit Agreement shall be deemed to be references to “Term B Loan”.

(d)             Clause (a) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

“(a)           with respect to Term B-2 Loans, (i) 3.75% for Eurodollar Rate Loans, and (ii) 2.75% for Base Rate Loans, and”

(e)             Clause (b) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

“(b)           (i) until delivery of financial statements for the first full fiscal quarter ending after the Amendment No.3 Effective Date pursuant to Section 6.01, (A) for Eurodollar Rate Loans that are Revolving Credit Loans, 3.75%, (B) for Base Rate Loans that are Dollar Revolving Credit Loans, 2.75%, (C) for Letter of Credit fees, 3.75%  and (D) for commitment fees, 0.50%, and (ii) thereafter, the following percentages per annum, based upon the Senior Secured Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Senior Secured Net Leverage Ratio	Eurodollar Rate for Revolving Credit Loans and Letter of Credit Fees	Base Rate for Revolving Credit Loans	Commitment Fee Rate
1	> 3.00 to 1.0	3.75%	2.75%	0.50%
2	< 3.00 to 1.0	3.50%	2.50%	0.25%

Any increase or decrease in the Applicable Rate resulting from a change in the Senior Secured Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 1 shall apply, in each case as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the date on which such Compliance Certificate is delivered.”

(f)           Section 2.01 of the Credit Agreement is hereby amended by adding the following paragraph (d) to such Section:

“(d)         (i) Subject to the terms and conditions set forth herein and set forth in Amendment No. 3, each Term Lender severally agrees to exchange its Exchanged Term B-1 Loans for a like principal amount of  Exchange Term B-2 Loans denominated in Dollars on the Amendment No. 3 Effective Date.  Amounts borrowed under this Section 2.01(d)(i) and repaid or prepaid may not be reborrowed. Exchange Term B-2 Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.  All Term B-2 Loans made on the Amendment No. 3 Effective Date will have the Type of Loan and Interest Period specified in the Request for Credit Extension delivered in connection therewith (notwithstanding the required periods set forth in the definition of Interest Period).

(ii)  Subject to the terms and conditions set forth herein and set forth in Amendment No. 3, each Additional Term B-2 Lender severally agrees to make an Additional Term B-2 Loan denominated in Dollars to the Borrower on the Amendment No. 3 Effective Date in the principal amount equal to its Additional Term B-2 Commitment on the Amendment No. 3 Effective Date.  The Borrower shall prepay the Non-Exchanged Term B-1 Loans with a like amount of the gross proceeds of the Additional Term B-2 Loans, concurrently with the receipt thereof.  Amounts borrowed under this Section 2.01(d)(ii) and repaid or prepaid may not be reborrowed. Additional Term B-2 Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein. All Term B-2 Loans made on the Amendment No. 3 Effective Date will have the Type of Loan and Interest Period specified in the Request for Credit Extension delivered in connection therewith (notwithstanding the required periods set forth in the definition of Interest Period).

(iii)  The Borrower shall pay to the Term Lenders substantially concurrently with the effectiveness of Amendment No. 3, all accrued and unpaid interest on the Term Loans to, but not including, the Amendment No. 3 Effective Date on such Amendment No. 3 Effective Date.

(iv)  The Term B-2 Loans shall have the same terms as the Term B-1 Loans, as set forth in the Credit Agreement and Loan Documents before giving effect to Amendment No. 3, except as modified by Amendment No. 3; it being understood that the Term B-2 Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Term B-1 Loans,  prior to the Amendment No. 3 Effective Date.

(g)           The last two sentences of Section 2.06(b) of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

   “The Exchange Term B-2 Commitment of each Exchange Term B-2 Lender shall be automatically and permanently reduced to $0 upon the exchange of the Exchanged Term B-1 Loans held by such Exchange Term B-2 Lender into Exchange Term B-2 Loans pursuant to Section 2.01(d)(i). The Additional Term B-2 Commitment of each Additional Term B-2 Lender shall be automatically and permanently reduced to $0 upon the making of such Additional Term B-2 Loan pursuant to Section 2.01(d)(ii).”

(h)           Section 2.07(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(a) Term Loans.  The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders (i) on the last Business Day of each March, June, September and December commencing with last Business Day of March 2013, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Term B-2 Loans outstanding on the Amendment No. 3 Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05 (including, for the avoidance of doubt, the application of prepayments which reduce the payments made prior to the Amendment No. 3 Effective Date)  and (ii) on the Maturity Date for the Term B-2 Loans, the aggregate principal amount of all Term B-2 Loans outstanding on such date.”

(i)           Section 7.10 of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“Section 7.10.  Use of Proceeds.  Use the proceeds (a) of any Borrowing on the Closing Date, whether directly or indirectly, in a manner inconsistent with the uses set forth in the preliminary statements to this Agreement and after the Closing Date use the proceeds of any Borrowing for any purpose other than general corporate purposes and working capital needs and (b) with respect to Term B-2 Loans (including the Incremental Amount), for any purpose other than to refinance the Term B-1 Loans and to pay fees and expenses in connection thereto.”

Section 2.                      Other Amendments to Credit Agreement.

Effective as of the Amendment No. 3 Effective Date, the Required Lenders after giving effect to the exchange of Term B-1 Loans into Term B-2 Loans and the borrowing of the Additional Term B-2 Loans hereby agree as follows:

(a)           Article I of the Credit Agreement is hereby amended by adding a new Section 1.12 immediately following Section 1.11 as follows:

“SECTION 1.12.                                Guaranties of Hedging Obligations.  Notwithstanding anything else to the contrary in any Loan Document, no Loan Party shall be required to guarantee or provide security for Excluded Swap Obligations, and any reference in any Loan Document with respect to such Loan Party guaranteeing or providing security for the Obligations shall be deemed to be all Obligations other than the Excluded Swap Obligations.”

(b)           The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. §1 et. seq.), as amended from time to time and any successor statute.

“Excluded Swap Obligation” means, with respect to any Guarantor at any time, any Swap Contract, if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Contract (or any guarantee thereof) is illegal at such time under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act.

“Financial Covenant Event of Default” has the meaning specified in Section 8.01(b).

“Guaranteed Obligations” has the meaning specified in Section 1.02 of the Guaranty.

“Qualified ECP Loan Party” means, in respect of any Swap Contract, each Loan Party that has total assets exceeding $10,000,000 at the time such Swap Contract is incurred.

(c)           Section 4.02(b) of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds therefrom; provided, that if the Compliance Certificate for the most recently ended fiscal quarter for which a Compliance Certificate either has been or was required to have been delivered pursuant to Section 6.02(a), does not include a calculation of the covenant in Section 7.13(a) because the covenant in Section 7.13(a) was not required to be tested as of the last day of such fiscal quarter, the obligations of each Revolving Credit Lender to make Revolving Credit Loans and each L/C Issuer to issue Letters of Credit shall be subject to delivery to the Administrative Agent for prompt further distribution to each Revolving Credit Lender or L/C Issuer, as applicable, of the calculation of the covenant in Section 7.13(a) as of the last day of such fiscal quarter demonstrating compliance with the Financial Covenant as of the last day of such fiscal quarter (on an actual, and not a pro forma, basis as of the last day of such fiscal quarter and not giving effect to any transaction, including any Credit Extension, thereafter).”

(d)           Section 6.01(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income, shareholders’ equity and cash flows for such fiscal year together with related notes thereto and a customary “management’s discussion and analysis” section describing results of operations, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of Grant Thornton LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall (i) be prepared in accordance with generally accepted auditing standards and (ii) shall not be subject to any “going concern” or like qualification or exception (except as may be required as a result of the impending maturity of any Indebtedness, including the Loans hereunder) or any qualification or exception as to the scope of such audit; provided that, the requirement in clause (ii) may be waived by the Required Revolving Credit Lenders so long as such “going concern” or like qualification or exception is solely attributable to a breach of the covenant set forth in Section 7.13(a);”

(e)           Section 6.02(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“no later than five (5) days after the delivery of the financial statements referred to in Sections 6.01(a) (but only with respect to fiscal years ending after May 31, 2011) and (b), a duly completed Compliance Certificate signed by a Financial Officer of the Borrower (which shall set forth reasonably detailed calculations of compliance with the covenant in Section 7.13(a) only if compliance with the covenant set forth in Section 7.13(a) is required as of the end of the period to which such financial statements referred to in Section 6.01(a) and Section 6.01(b), as applicable, relate, demonstrating compliance with Section 7.13(a)); provided that, if such Compliance Certificate demonstrates an Event of Default due to a Financial Covenant Event of Default that has not been cured prior to such time, the Borrower may deliver, to the extent permitted by Section 8.04, prior to or together with such Compliance Certificate, a Notice of Intent to Cure such Event of Default;

(f)           Section 6.11 of the Credit Agreement is hereby amended by adding the following paragraph (c) to such Section:

“(c) Each Qualified ECP Loan Party, jointly and severally, hereby absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by any other Loan Party hereunder to honor all of such Loan Party’s obligations under this Agreement in respect of Swap Contracts (provided, however, that each Qualified ECP Loan Party shall only be liable under this Section 6.11(c) for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 6.11(c), or otherwise under this Agreement, voidable under applicable law, including applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Loan Party under this Section 6.11(c) shall remain in full force and effect until all of the Guaranteed Obligations and all other amounts payable under this Agreement shall have been paid in full and all Commitments have terminated or expired or been cancelled. Each Qualified ECP Loan Party intends that this Section 6.11(c) constitute, and this Section 6.11(c) shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

(g)           Section 7.13 of the Credit Agreement is hereby amended by deleting Section 7.13 in its entirety and replacing it with the following:

  “SECTION 7.13.                 Financial Covenant.

  (a)           If on the last day of any Test Period (commencing with the first full fiscal quarter after the Amendment No. 3 Effective Date and, for the avoidance of doubt, excluding any earlier Test Periods) there are any outstanding Revolving Credit Loans, Swing Line Loans or Letters of Credit (excluding undrawn Letters of Credit to the extent Cash Collateralized), permit the Senior Secured Net Leverage Ratio as of the last day of such Test Period to be greater than the ratio set forth below opposite the last fiscal quarter of such Test Period (such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent pursuant to Section 6.01(a) and Section 6.01(b) for such Test Period):

Fiscal Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2012	n/a	n/a	5.25 to 1.00	5.25 to 1.00
2013 and thereafter	5.25 to 1.00	5.25 to 1.00	5.25 to 1.00	5.25 to 1.00

  (b)  The provisions of this Section 7.13 are for the benefit of the Revolving Credit Lenders only and, notwithstanding anything in Section 10.01 to the contrary, the Required Facility Lenders for the applicable Revolving Credit Facilities may amend, waive or otherwise modify this Section 7.13 or the defined terms used solely for purposes of this Section 7.13 or waive any Financial Covenant Event of Default or Event of Default resulting from a breach of this Section 7.13 without the consent of any Lenders other than the Required Facility Lenders for the applicable Revolving Credit Facilities in accordance with the provisions of Section 10.01(g).”

(h)           Section 8.01 of the Credit Agreement is hereby amended by deleting clause (b) thereof in its entirety and replacing it with the following:

   “(b)      Specific Covenants.  The Borrower, any Restricted Subsidiary or, in the case of Section 7.14, Holdings, fails to perform or observe any term, covenant or agreement contained in Section 6.03(a) or Article VII; provided that, a Default by the Borrower under Section 7.13(a) (a “Financial Covenant Event of Default”) shall not constitute an Event of Default with respect to any Term Loans or Term Commitments unless and until the Required Revolving Credit Lenders shall have terminated their Revolving Credit Commitments and declared all amounts outstanding under the Revolving Credit Facilities to be due and payable pursuant to Section 8.02 without rescinding such declaration; provided, further, that a Default by the Borrower under Section 7.13(a) is subject to cure pursuant to Section 8.04; or”

(i)           Section 8.02 of the Credit Agreement is hereby amended by adding the following as a new paragraph to such Section at the end of such Section:

“Notwithstanding the foregoing, if the only Event of Default then having occurred and continuing is a Financial Covenant Event of Default, the Administrative Agent may with the consent of, and shall at the request of, the Required Revolving Credit Lenders take any of the foregoing actions solely as they relate to the Revolving Credit Lenders (versus the Lenders), the Revolving Credit Commitments (versus the Commitments), the Revolving Credit Loans and the Swing Line Loans (versus the Loans), and the Letters of Credit.”

(j)           The references to “a Event of Default under Section 7.13” or “any Event of Default under Section 7.13” in Section 8.04 of the Credit Agreement are hereby replaced with “a Financial Covenant Event of Default” and “any Financial Covenant Event of Default” respectively.

(k)           Section 1.02 to the Guaranty is hereby amended by deleting the definition of “Guaranteed Obligations” in its entirety and replacing it with the following:

““Guaranteed Obligations” means the “Obligations” as defined in the Credit Agreement, excluding, with respect to any Guarantor at any time, Excluded Swap Obligations with respect to such Guarantor at such time.”

(l)           Article II of the Guaranty is hereby amended by adding the following paragraph as new Section 2.07:

“Section 2.07. Keepwell.

Each Qualified ECP Loan Party, jointly and severally, hereby absolutely, unconditionally and  irrevocably undertakes to provide such funds or other support as may be needed from time to time by any other Loan Party hereunder to honor all of such Loan Party’s obligations under this Guaranty in respect of Swap Contracts (provided, however, that each Qualified ECP Loan Party shall only be liable under this Section 2.07 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.07, or otherwise under this Guaranty, voidable under applicable law, including applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Loan Party under this Section 2.07 shall remain in full force and effect until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full and all Commitments have terminated or expired or been cancelled. Each Qualified ECP Loan Party intends that this Section 2.07 constitute, and this Section 14 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

Section 3.                      Representations and Warranties.

Each Loan Party represents and warrants to the Lenders as of the date hereof and the Amendment No. 3 Effective Date that:

(a)           Before and after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 3 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date.

(b)           At the time of and after giving effect to this Amendment, no Default shall exist, or would result from the Amendment and related Credit Extension or from the application of the proceeds therefrom.

Section 4.                      Conditions to Effectiveness.

This Amendment shall become effective on the date on which each of the following conditions is satisfied:

(a)           The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified:

(1)           counterparts of this Amendment executed by (A) each Loan Party and (B) the Administrative Agent;

(2)           Consents to this Amendment executed by the Required Lenders; and

(3)           a Note executed by the Borrower in favor of each Lender requesting a Note at least two (2) Business Days prior to the Amendment No. 3 Effective Date, if any.

(b)           The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified;

(1)           an opinion of (i) Ropes & Gray LLP, New York counsel to the Loan Parties and (ii) Bryan Cave LLP, Georgia counsel to the Loan Parties, each dated the Amendment No. 3 Effective Date and addressed to the Administrative Agent and the Lenders, in a form reasonably satisfactory to the Administrative Agent;

(2)           (A) certificates of good standing (to the extent such concept exists in such Loan Party’s state of organization) from the applicable secretary of state of the state of organization of each Loan Party, and (B) a certificate of a Responsible Officer of each Loan Party dated the Amendment No. 3 Effective Date and certifying (I) to the effect that (w) attached thereto is a true and complete copy of the certificate or articles of incorporation or organization such Loan Party certified as of a recent date by the secretary of state of the state of its organization, or in the alternative, certifying that such certificate or articles of incorporation or organization have not been amended since the Closing Date, and that such certificate or articles are in full force and effect, (x) attached thereto is a true and complete copy of the by-laws or operating agreements of each Loan Party as in effect on the Amendment No. 3 Effective Date, or in the alternative, certifying that such by-laws or operating agreements have not been amended since the Closing Date and (y) attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of each Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Loan Party is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (II) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of any Loan Party and signed by another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to this clause (B); and

(3)           a certificate signed by a Responsible Officer of the Borrower certifying that (x) before and after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 3 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date and (y) at the time of and after giving effect to this Amendment, no Default shall exist, or would result from the Amendment and related Credit Extension or from the application of the proceeds therefrom.

(c)           Receipt of consents to this Amendment from Term Lenders and receipt of a Joinder Agreement executed by one or more Additional Term B-2 Lenders such that the aggregate principal amount of the Exchanged Term B-1 Loans plus the aggregate principal amount of the Additional Term B-2 Commitments shall equal the aggregate principal amount of the outstanding Term B-1 Loans immediately prior to the effectiveness of this Amendment plus the Incremental Amount.

(d)           The Borrower shall have paid to the Administrative Agent, for the ratable account of the Term Lenders on the Amendment No. 3 Effective Date, (i) all accrued and unpaid interest on the Term B-1 Loans to, but not including, the Amendment No. 3 Effective Date on the Amendment No. 3 Effective Date and (ii) the prepayment premium of 1.00% of the amount of Term B-1 Loans held by such Term Lender immediately prior to giving effect to this Amendment (and excluding, for the avoidance of doubt, any loans that may be incurred pursuant to Amendment No. 2) as contemplated by Section 2.05(a)(v) of the Credit Agreement.

(e)           All fees and expenses due to the Administrative Agent, the Lead Arrangers and the Lenders (including, without limitation, pursuant to Section 6 hereof) required to be paid on the Amendment No. 3 Effective Date and invoiced at least two (2) Business Days prior to the Amendment No. 3 Effective Date shall have been paid.

(f)           To the extent reasonably requested by an Additional Term B-2 Lender in writing not less than five (5) Business Days prior to the Amendment No. 3 Effective Date, the Administrative Agent shall have received, prior to the effectiveness of this Amendment, all documentation and other information with respect to the Borrower required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the PATRIOT Act.

(g)           The Administrative Agent shall have received a Request for Credit Extension not later than 1:00 p.m. on the Business Day prior to the date of the proposed Credit Extension.

With respect to the Amendment in Sections 1(e) only, in addition to subsections (a) through (g) above, the effectiveness of the provisions set forth in Section 1(e) shall be conditioned upon the delivery by each Revolving Credit Lender to the Administrative Agent of a Consent to this Amendment.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 1 Effective Date and such notice shall be conclusive and binding.

Section 5.                      Waivers.

The Required Lenders and Administrative Agent agree that the Borrower may deliver a Request for Credit Extension pursuant to Section 4.02 of the Credit Agreement not later than 1:00 p.m. on the Business Day prior to the date of the proposed Credit Extension (in lieu of three Business Days).  The Required Lenders and Administrative Agent waive the requirement for delivery of a prepayment notice pursuant to Section 2.05 of the Credit Agreement.  Each Lender delivering a Consent to this Amendment hereby waives the payment of any breakage loss or expense under Section 3.05 of the Credit Agreement in connection with the exchange of Term B-1 Loans into Exchange Term B-2 Loans.

Section 6.                      Expenses.

The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent.

Section 7.                      Counterparts.

This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8.                      Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  The jurisdiction and waiver of right to trial by jury provisions in Section 10.15 and 10.16 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 9.                      Headings.

The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 10.                   Reaffirmation.

Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations (including, without limitation, in respect of the Term B-2 Loans) under the Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations (including, without limitation, in respect of the Term B-2 Loans) pursuant to the Collateral Documents.

Section 11.                   Effect of Amendment; References to the Credit Agreement.

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  All references to the Credit Agreement in any document, instrument, agreement, or writing shall from and after the Amendment No. 3 Effective Date be deemed to refer to the Credit Agreement as amended hereby, and, as used in the Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Amendment No. 3 Effective Date, the Credit Agreement as amended hereby.

Section 12.                   Lender Signatures.

Each Lender that executes a signature page to this Amendment (including, for the avoidance of doubt, by executing a Consent or Joinder) shall be deemed to have approved this Amendment.  Each Lender signatory to this Amendment agrees that such Lender shall not be entitled to receive a copy of any other Lender’s signature page to this Amendment, but agrees that a copy of such signature page may be delivered to the Borrower and the Administrative Agent.

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

IVD INTERMEDIATE HOLDINGS B INC.,
as Holdings

By: /s/ William A. Hawkins III
       William A. Hawkins III
       President and CEO

IMMUCOR, INC.,
as the Borrower

By: /s/ William A. Hawkins III
       William A. Hawkins III
       President and CEO

BIOARRAY SOLUTIONS LTD.,
as a Subsidiary Guarantor

By: /s/ William A. Hawkins III
       William A. Hawkins III
       President and CEO

[SIGNATURE PAGE TO AMENDMENT NO.3]

CITIBANK, N.A.,
as Administrative Agent,

By: /s/ David Leland
       David Leland
       Vice President

CITIGROUP GLOBAL MARKETS INC.,
as Lead Arranger,

By: /s/ David Leland
       David Leland
       Vice President

J.P. MORGAN SECURITIES LLC,
as Lead Arranger,

By: /s/ Uri Birkenfeld
       Uri Birkenfeld
       Vice President

UBS SECURITIES LLC,
as Lead Arranger,

By: /s/ Lana Gifas
       Lana Gifas
       Attorney-in-Fact

By: /s/ David Urban
       David Urban
       Attorney-in-Fact

[SIGNATURE PAGE TO AMENDMENT NO.3]

EXHIBIT A

CONSENT TO AMENDMENT NO. 3

CONSENT TO AMENDMENT NO. 3 (this “Consent”) to Amendment No. 3 (“Amendment”), dated as of February [  ], 2013 (this “Amendment”), by and among IMMUCOR, INC., a Georgia corporation (the “Borrower”), IVD INTERMEDIATE HOLDINGS B INC., a Delaware corporation (“Holdings”), the Subsidiary Guarantor, CITIGROUP GLOBAL MARKETS INC., J.P. MORGAN SECURITIES LLC AND UBS SECURITIES LLC (collectively, the “Lead Arrangers”), and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement, dated as of August 19, 2011 (as amended on August 21, 2012 and February 19, 2013 and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Borrower, Holdings, Citibank, N.A., as administrative agent and as collateral agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties from time to time party thereto.  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

                Cashless Settlement Option

☐
to convert 100% of the outstanding principal amount of the Term B-1 Loan  held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-2 Loan in a like principal amount

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

Date: February __, 2013 ________________________________________, as a Lender (type name of the legal entity) By: Name: Title:

If a second signature is necessary: By: Name: Title:

A-2

EXHIBIT B

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of Feburary 19, 2013 (this “Agreement”), by and among [ADDITIONAL TERM B-2 LENDER] (each, an “Additional Term B-2 Lender” and, collectively, the “Additional Term B-2 Lenders”), Immucor, Inc. (the “Borrower”), and CITIBANK, N.A. (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of August 19, 2011, as amended by Amendment No. 1 dated as of August 21, 2012 and Amendment No. 3 dated as of February 19, 2013 (“Amendment No. 3”) (as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Borrower, IVD Intermediate Holdings B Inc., a Delaware corporation (“Holdings”), Citigroup Global Markets Inc., J.P. Morgan Securities LLC and UBS Securities LLC (collectively, the “Lead Arrangers”), Citibank, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish Additional Term B-2 Commitments (the “Additional Term B-2 Commitments”) with Additional Term B-2 Lenders (which, for the avoidance of doubt, may be existing Term Lenders); and

WHEREAS, subject to the terms and conditions of the Credit Agreement, Additional Term B-2 Lenders shall become Lenders pursuant to one or more joinder agreements;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each Additional Term B-2 Lender hereby irrevocably and unconditionally approves Amendment No. 3 to the Credit Agreement and agrees to provide the Additional Term B-2 Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.01(d) of the Credit Agreement.  The Additional Term B-2 Commitments provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents. For the avoidance of doubt, each Additional Term B-2 Lender hereby consents to Amendment No. 2 to the Credit Agreement.

Each Additional Term B-2 Lender, the Borrower and the Administrative Agent acknowledge and agree that the Additional Term B-2 Commitments provided pursuant to this Agreement shall constitute Term B-2 Commitments for all purposes of the Credit Agreement and the other applicable Loan Documents.  Each Additional Term B-2 Lender hereby agrees to make an Additional Term B-2 Loan to the Borrower in an amount equal to its Additional Term B-2 Commitment on the Amendment No. 3 Effective Date in accordance with Section 2.01(d) of the Credit Agreement.

Each Additional Term B-2 Lender (i) confirms that it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01(a) and (b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Lead Arrangers or any other Additional Term B-2 Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Upon (i) the execution of a counterpart of this Agreement by each Additional Term B-2 Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Additional Term B-2 Lenders shall become Lenders under the Credit Agreement and shall have the respective Additional Term B-2 Commitment set forth on its signature page hereto, effective as of the Amendment No. 3 Effective Date.

For each Additional Term B-2 Lender, delivered herewith to the Administrative Agent or the Borrower, as applicable, are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Term B-2 Lender may be required to deliver to the Administrative Agent or the Borrower, as applicable, pursuant to Section 3.01 of the Credit Agreement.

This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first written above.

[NAME OF ADDITIONAL TERM B-2 LENDER] By: Name: Title: If a second signature is necessary: By: Name: Title: Additional Term B-2 Commitments: $ IMMUCOR, INC. By: Name: Title:

Accepted: CITIBANK, N.A., as Administrative Agent By: Name: Title: